TEMPUR SEALY PROVIDES HISTORICAL FINANCIAL INFORMATION BASED ON UPDATED BUSINESS SEGMENTS

During the fourth quarter of fiscal year 2020, Tempur Sealy International, Inc. (the “Company”) updated its business segment reporting to align with changes in how its global operations are managed. The Company operates in two segments: North America and International. Historically, the Company’s Mexico business was reported in the International segment. During the fourth quarter of 2020, the Company realigned its business segment reporting to include Mexico within the North America results. Corporate operating expenses are not included in either of the segments and are presented separately as a reconciling item to consolidated results. The Company’s North America segment consists of Tempur and Sealy manufacturing and distribution subsidiaries, joint ventures and licensees located in the U.S., Canada and Mexico. The International segment consists of Tempur and Sealy manufacturing and distribution subsidiaries, joint ventures and licensees located in Europe, Asia-Pacific and Latin America (other than Mexico).

The Company is providing consolidated and business segment net sales, adjusted gross profit and adjusted operating income for 2020 and 2019, by quarter and full year below.

The segment change has no impact on the Company’s historical consolidated balance sheets, statements of earnings or cash flows. The recast unaudited information related to the Company’s previously issued historical financial information that is provided in this Current Report on Form 8-K is revised on a basis that is consistent with the reorganization of the Company’s operating segments. This Current Report on Form 8-K should be read in conjunction with the Company’s Quarterly Reports on Form 10-Q for the three quarters of fiscal year 2020 and the Company’s earnings release for the fourth quarter of fiscal year 2020 filed on a separate Current Report on Form 8-K.

Adjusted gross profit and adjusted operating income are not recognized terms under U.S. generally accepted accounting principles ("GAAP") and do not purport to be alternatives to gross profit and operating income as a measure of operating performance. The Company believes that the use of these non-GAAP financial measures provides investors with additional useful information. A reconciliation of gross profit to adjusted gross profit and operating income (expense) to adjusted operating income (expense) by business segment is shown below. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.

(1) Adjustments represent aspirational plan amortization, customer related charges, incremental operating costs due to the global pandemic, charitable stock donation, asset impairments, and other items in compliance with the Company's senior secured credit facility.

CONSOLIDATED
(unaudited)

The following table presents consolidated net sales, net sales by channel and product, adjusted gross profit and adjusted operating income for 2020 by quarter and full year and a reconciliation of gross profit and operating income to adjusted gross profit and adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2020	2020	2020	2020	2020
Net sales	$822.4	$665.2	$1,132.3	$1,057.0	$3,676.9

Net sales by channel
Wholesale	$722.4	$563.7	$987.2	$912.5	$3,185.8
Direct	100.0	101.5	145.1	144.5	491.1
	$822.4	$665.2	$1,132.3	$1,057.0	$3,676.9

Net sales by product
Bedding	$756.4	$605.9	$1,035.2	$956.3	$3,353.8
Other	66.0	59.3	97.1	100.7	323.1
	$822.4	$665.2	$1,132.3	$1,057.0	$3,676.9

Gross profit	$357.1	$265.9	$530.2	$485.2	$1,638.4
Adjustments(1)	—	4.5	0.6	—	5.1
Adjusted gross profit	$357.1	$270.4	$530.8	$485.2	$1,643.5

Operating income	$105.3	$53.4	$180.2	$193.2	$532.1
Adjustments(1)	15.5	16.6	47.0	6.5	85.6
Adjusted operating income	$120.8	$70.0	$227.2	$199.7	$617.7

(1) Adjustments represent aspirational plan amortization, customer related charges, incremental operating costs due to the global pandemic, charitable stock donation, asset impairments, and other items in compliance with the Company's senior secured credit facility.

The following table presents consolidated net sales, net sales by channel and product, gross profit and adjusted operating income for 2019 by quarter and full year and a reconciliation of operating income to adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2019	2019	2019	2019	2019
Net sales	$690.9	$722.8	$821.0	$871.3	$3,106.0

Net sales by channel
Wholesale	$615.9	$632.2	$710.1	$758.9	$2,717.1
Direct	75.0	90.6	110.9	112.4	388.9
	$690.9	$722.8	$821.0	$871.3	$3,106.0

Net sales by product
Bedding	$629.3	$662.2	$754.3	$791.2	$2,837.0
Other	61.6	60.6	66.7	80.1	269.0
	$690.9	$722.8	$821.0	$871.3	$3,106.0

Gross profit	$281.8	$313.4	$360.6	$386.4	$1,342.2
Adjustments(1)	—	—	—	—	—
Adjusted gross profit	$281.8	$313.4	$360.6	$386.4	$1,342.2

Operating income	$60.5	$81.0	$120.6	$84.6	$346.7
Adjustments(1)	3.3	2.8	—	39.4	45.5
Adjusted operating income	$63.8	$83.8	$120.6	$124.0	$392.2
(1) Adjustments represent aspirational plan amortization, customer related charges, incremental operating costs due to the global pandemic, charitable stock donation, asset impairments, and other items in compliance with the Company's senior secured credit facility.

NORTH AMERICA
(unaudited)

The following table presents the North America business segment net sales, net sales by channel and product, adjusted gross profit and adjusted operating income for 2020 by quarter and full year and a reconciliation of gross profit and operating income to adjusted gross profit and adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2020	2020	2020	2020	2020
Net sales	$692.3	$578.6	$994.7	$893.6	$3,159.2

Net sales by channel
Wholesale	$624.7	$502.8	$887.1	$792.1	$2,806.7
Direct	67.6	75.8	107.6	101.5	352.5
	$692.3	$578.6	$994.7	$893.6	$3,159.2

Net sales by product
Bedding	$654.9	$540.3	$929.2	$831.9	$2,956.3
Other	37.4	38.3	65.5	61.7	202.9
	$692.3	$578.6	$994.7	$893.6	$3,159.2

Gross profit	$281.2	$218.4	$445.0	$387.4	$1,332.0
Adjustments(1)	—	4.0	0.6	—	4.6
Adjusted gross profit	$281.2	$222.4	$445.6	$387.4	$1,336.6

Operating income	$101.6	$67.7	$235.1	$187.0	$591.4
Adjustments(1)	13.2	12.6	1.4	—	27.2
Adjusted operating income	$114.8	$80.3	$236.5	$187.0	$618.6

(1) Adjustments represent aspirational plan amortization, customer related charges, incremental operating costs due to the global pandemic, charitable stock donation, asset impairments, and other items in compliance with the Company's senior secured credit facility.

The following table presents the North America business segment net sales, net sales by channel and product, gross profit and adjusted operating income for 2019 by quarter and full year, and a reconciliation of operating income to adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2019	2019	2019	2019	2019
Net sales	$557.6	$603.7	$701.0	$741.2	$2,603.5

Net sales by channel
Wholesale	$515.4	$543.9	$621.3	$662.9	$2,343.5
Direct	42.2	59.8	79.7	78.3	260.0
	$557.6	$603.7	$701.0	$741.2	$2,603.5

Net sales by product
Bedding	$526.9	$568.8	$661.0	$692.1	$2,448.8
Other	30.7	34.9	40.0	49.1	154.7
	$557.6	$603.7	$701.0	$741.2	$2,603.5

Gross profit	$208.2	$244.5	$292.1	$310.4	$1,055.2
Adjustments(1)	—	—	—	—	—
Adjusted gross profit	$208.2	$244.5	$292.1	$310.4	$1,055.2

Operating income	$64.9	$80.8	$121.4	$82.8	$349.9
Adjustments(1)	—	1.7	—	38.7	40.4
Adjusted operating income	$64.9	$82.5	$121.4	$121.5	$390.3
(1) Adjustments represent aspirational plan amortization, customer related charges, incremental operating costs due to the global pandemic, charitable stock donation, asset impairments, and other items in compliance with the Company's senior secured credit facility.

INTERNATIONAL
(unaudited)

The following table presents the International business segment net sales, net sales by channel and product, adjusted gross profit and adjusted operating income for 2020 by quarter and full year, and a reconciliation of gross profit and operating income to adjusted gross profit and adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2020	2020	2020	2020	2020
Net sales	$130.1	$86.6	$137.6	$163.4	$517.7

Net sales by channel
Wholesale	$97.7	$60.9	$100.1	$120.4	$379.1
Direct	32.4	25.7	37.5	43.0	138.6
	$130.1	$86.6	$137.6	$163.4	$517.7

Net sales by product
Bedding	$101.5	$65.6	$106.0	$124.4	$397.5
Other	28.6	21.0	31.6	39.0	120.2
	$130.1	$86.6	$137.6	$163.4	$517.7

Gross profit	$75.9	$47.5	$85.2	$97.8	$306.4
Adjustments(1)	—	0.5	—	—	0.5
Adjusted gross profit	$75.9	$48.0	$85.2	$97.8	$306.9

Operating income	$26.4	$11.3	$41.2	$48.7	$127.6
Adjustments(1)	2.3	4.0	0.4	—	6.7
Adjusted operating income	$28.7	$15.3	$41.6	$48.7	$134.3

(1) Adjustments represent aspirational plan amortization, customer related charges, incremental operating costs due to the global pandemic, charitable stock donation, asset impairments, and other items in compliance with the Company's senior secured credit facility.

The following table presents the International business segment net sales, net sales by channel and product, adjusted operating income for 2019 by quarter and full year, and a reconciliation of operating income to adjusted operating income.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2019	2019	2019	2019	2019
Net sales	$133.3	$119.1	$120.0	$130.1	$502.5

Net sales by channel
Wholesale	$100.5	$88.3	$88.8	$96.0	$373.6
Direct	32.8	30.8	31.2	34.1	128.9
	$133.3	$119.1	$120.0	$130.1	$502.5

Net sales by product
Bedding	$102.4	$93.4	$93.3	$99.1	$388.2
Other	30.9	25.7	26.7	31.0	114.3
	$133.3	$119.1	$120.0	$130.1	$502.5

Gross profit	$73.6	$68.9	$68.5	$76.0	$287.0
Adjustments(1)	—	—	—	—	—
Adjusted gross profit	$73.6	$68.9	$68.5	$76.0	$287.0

Operating income	$24.6	$26.7	$25.7	$33.3	$110.3
Adjustments(1)	0.3	—	—	—	0.3
Adjusted operating income	$24.9	$26.7	$25.7	$33.3	$110.6

CORPORATE
(unaudited)

The following table presents the Corporate adjusted operating loss for 2020 by quarter and full year, and a reconciliation of operating loss to adjusted operating loss.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2020	2020	2020	2020	2020
Operating loss	$(22.7)	$(25.6)	$(96.1)	$(42.5)	$(186.9)
Adjustments(1)	—	—	45.2	6.5	51.7
Adjusted operating loss	$(22.7)	$(25.6)	$(50.9)	$(36.0)	$(135.2)

The following table presents the Corporate adjusted operating loss for 2019 by quarter and full year, and a reconciliation of operating loss to adjusted operating loss.

	For the Three Months Ended:				For the Year Ended:
	March 31,	June 30,	September 30,	December 31,	December 31,
(in millions)	2019	2019	2019	2019	2019
Operating loss	$(29.0)	$(26.5)	$(26.5)	$(31.5)	$(113.5)
Adjustments(1)	3.0	1.1	—	0.7	4.8
Adjusted operating loss	$(26.0)	$(25.4)	$(26.5)	$(30.8)	$(108.7)
(1) Adjustments represent aspirational plan amortization, customer related charges, incremental operating costs due to the global pandemic, charitable stock donation, asset impairments, and other items in compliance with the Company's senior secured credit facility.